UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2014 (February 13, 2014)

Jos. A. Bank Clothiers, Inc.

(Exact Name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Hanover Pike, Hampstead, Maryland		21074
(Address of principal executive offices)		(Zip Code)

(410) 239-2700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On February 13, 2014, Jos. A. Bank Clothiers, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to purchase from Everest Topco LLC (the “Seller”) all of the outstanding limited liability company interests of Everest Holdings LLC, a Delaware limited liability company (“Everest Holdings”). Everest Holdings is a holding company for the Eddie Bauer brand and its related businesses and operations. The aggregate consideration payable by the Company under the Purchase Agreement is (i) $545 million in cash and five million shares of common stock of the Company payable upon the closing under the Purchase Agreement; provided that in no event will the common stock to be issued to the Seller exceed 19.9% of the Company’s issued and outstanding common stock prior to such issuance, giving pro forma effect to repurchases made pursuant to the proposed tender offer described in Item 8.01 below, if any (and for every share of common stock less than five million shares of common stock that the Seller actually receives as a result of such adjustment, the Seller will receive an additional $56.00 in cash), and (ii) up to an additional $50 million in cash consideration, the payment of which is dependent upon Everest Holdings meeting targeted levels of EBITDA (as defined in the Purchase Agreement) for Everest Holdings’ fiscal year ending on January 3, 2015 (the foregoing is referred to herein as the “Transaction”). The purchase price is subject to certain adjustments based on the amount of working capital, cash, indebtedness and transaction expenses of Everest Holdings as of closing.

The Transaction is subject to the satisfaction of various closing conditions described in the Purchase Agreement. Consummation of the Transaction is not subject to a financing condition.

The Purchase Agreement contains certain termination rights for both the Company and the Seller, including without limitation (i) the right of either party to terminate the Purchase Agreement if the Transaction is not consummated by June 13, 2014, (ii) the right of the Company to terminate the Purchase Agreement to accept an unsolicited superior proposal (as defined in the Purchase Agreement) from a third party with respect to a change of control (as defined in the Purchase Agreement) of the Company and (iii) the right of the Seller to terminate the Purchase Agreement if the Company receives a proposal of a third party to acquire the Company that the Company does not reject or recommend against within 20 business days. Upon termination of the Purchase Agreement under specified circumstances, the Company may be required to pay a termination fee. If the Company terminates the Purchase Agreement to accept or enter into a definitive agreement with respect to, or if the Seller terminates the Purchase Agreement for the Company’s failure to reject or recommend against within 20 business days, a superior proposal, the Company would be required to pay to the Seller a termination fee of $48 million. In connection with termination of the Purchase Agreement for the failure of the Company to consummate the Transaction due to a failure to obtain financing and in other specified circumstances, the Company would be required to pay to the Seller a termination fee of $55 million. In addition, upon termination of the Purchase Agreement under specified circumstances in which a termination fee is not payable upon termination, the Company may be required to reimburse the Seller for its fees and expenses incurred in connection with the Purchase Agreement and to pay a termination fee of $48 million, less any fees and expenses previously paid, in the event the Company enters into or recommends a change of control of the Company within six months after such termination.

The Purchase Agreement contains representations and warranties and covenants customary for a transaction of this nature, and related indemnification obligations.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Standstill and Stockholder Agreement

In connection with the Purchase Agreement, on February 13, 2014, the Company and the Seller entered into a Standstill and Stockholder Agreement (the “Standstill and Stockholder Agreement”). The Seller has

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agreed, subject to certain exceptions, not to take certain actions with respect to the Company during the period prior to and after the closing of the Transaction. During the Standstill Period (as defined below), the Seller has agreed, and has agreed to cause its controlled affiliates and certain other related parties to agree, among other things, (A) to certain standstill provisions regarding the Company, including a prohibition on acquiring additional shares of the Company’s common stock, and (B) not to sell or dispose of any Company common stock owned by the Seller and its controlled affiliates to any person or “group” if such person or “group” holds or, after giving effect to any such sale or disposition, would own 7.5% or more of the Company’s common stock unless such sale has been approved by the Company’s board of directors. Subject to certain exceptions, the Seller and its controlled affiliates may not dispose of any shares of Company common stock, including by tendering into any self-tender offer commenced by the Company, until the date that is six months after the closing under the Purchase Agreement (the “Everest Closing Date”) at which time such restricted sale provisions will expire with respect to 25% of the Company common stock received by the Seller in the Transaction, and thereafter such restricted sale provisions will expire with respect to an additional 25% of such Company common stock on the date that is one year after the Everest Closing Date, and will expire with respect to all such Company common stock on the date that is 18 months after the Everest Closing Date. The Standstill and Stockholder Agreement does not restrict the Seller or any other person from selling or disposing of the Company’s common stock in connection with a tender offer or other business combination transaction involving the Company or any transaction involving a change of control of the Company. The Standstill and Stockholder Agreement does not restrict the right of the Seller or any other person to vote its shares of Company common stock at any annual or special meeting of the stockholders of the Company or otherwise.

The “Standstill Period” is defined in the Standstill and Stockholder Agreement to mean the period beginning on February 13, 2014 and ending on either (A) if the Purchase Agreement is terminated, the date of such termination or (B) if the closing occurs under the Purchase Agreement, the date that is 90 days after the first date after the Everest Closing Date that the Seller and its affiliates and certain specified transferees of the Seller to whom it may distribute shares of Company common stock received by the Seller in the Transaction (whether or not affiliates), taken together, cease to beneficially own in the aggregate at least 5% of the issued and outstanding common stock of the Company.

Pursuant to the Standstill and Stockholder Agreement, upon the closing under the Purchase Agreement for so long as the Seller and certain of its specified affiliates to whom it may distribute shares of Company common stock received by the Seller in the Transaction, taken together, hold (A) at least the greater of (i) 10% of the total number of shares of the Company’s common stock then outstanding and (ii) the minimum percentage of the total number of shares of the Company’s common stock then outstanding that must be beneficially owned by a stockholder of the Company to appoint two directors in accordance with the rules of NASDAQ, the Seller shall have the right to designate two members of the Company’s board of directors or (B) less than the amount determined pursuant to clause (A), but at least 5%, of the total number of shares of the Company’s common stock then outstanding, the Seller shall have the right to designate one member of the Company’s board of directors. The Company has agreed to use its reasonable best efforts to facilitate the appointment, nomination and election of the individuals designated by the Seller to be members of the Company’s board of directors, subject to the review and approval by the Company’s board of directors and the Nominating and Governance Committee of the Company’s board of directors.

The foregoing description of the Standstill and Stockholder Agreement is not complete and is qualified in its entirety by reference to the Standstill and Stockholder Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The representations and warranties of the Company contained in the Purchase Agreement and the Standstill and Stockholder Agreement have been made solely for the benefit of the Seller. In addition, such representations and warranties (A) have been made only for purposes of the Purchase Agreement or the Standstill and Stockholder Agreement, as applicable, (B) have been qualified by confidential disclosures made to the Seller in connection with the Purchase Agreement, (C) are subject to materiality qualifications contained in the Purchase Agreement and the Standstill and Stockholder Agreement, as applicable, which may differ from what may be viewed as material by investors, (D) were made only as of the date of the

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Purchase Agreement and the Standstill and Stockholder Agreement or such other date as is specified in the Purchase Agreement or the Standstill and Stockholder Agreement, as applicable, and (E) have been included in the Purchase Agreement and the Standstill and Stockholder Agreement, as applicable, for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, each of the Purchase Agreement and the Standstill and Stockholder Agreement is included with this filing only to provide investors with information regarding the terms of such agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and the Standstill and Stockholder Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Purchase Agreement and the Standstill and Stockholder Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the Securities and Exchange Commission (the “SEC”).

Amendment to Rights Agreement

The information included in Item 3.03 below and the Amendment No. 2 to Rights Agreement attached hereto as Exhibit 4.1 is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On February 14, 2014, the Company issued a press release containing an earnings update for the fourth quarter of the Company’s fiscal year ended February 1, 2014. A copy of the press release is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02, including the information set forth on Exhibit 99.3 hereto, is being furnished in accordance with General Instruction B.2 of Form 8-K. Such information, including the press release referenced above, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Item 3.02 Unregistered Sales of Equity Securities.

As described in Item 1.01 above under the heading “Membership Interest Purchase Agreement”, the Company has entered into the Purchase Agreement pursuant to which the Company will issue five million shares of the Company’s common stock, $0.01 par value per share, subject to adjustment. The issuance of the Company’s common stock under the Purchase Agreement will be exempt from the registration requirements of the Securities Act, pursuant to the exemptions for a transaction by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

The information included in Item 1.01 above under the heading “Membership Interest Purchase Agreement” is incorporated herein by reference, and the disclosure in this Item 3.02 is qualified by reference to the information set forth in Item 1.01 above under the heading “Membership Interest Purchase Agreement”.

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Item 3.03 Material Modification to Rights of Security Holders.

In connection with the execution of the Purchase Agreement, the Company and Continental Stock Transfer & Trust Company, as rights agent (the “Rights Agent”), entered into Amendment No. 2 to Rights Agreement, dated as of February 13, 2014 (the “Rights Agreement Amendment”), to the Rights Agreement dated as of September 6, 2007 (as previously amended, the “Rights Agreement”), between the Company and the Rights Agent. The Rights Agreement Amendment provides, among other things, that neither the Seller nor any of its associates or affiliates (“Everest”) shall become an Acquiring Person (as defined in the Rights Agreement), and that a Shares Acquisition Date (as defined in the Rights Agreement) shall not be deemed to occur, as a result of the authorization, execution, delivery or performance of the Purchase Agreement or the consummation of the transactions contemplated by the Purchase Agreement, or the entry into the Rights Agreement Amendment, or the announcement of any of the foregoing, and Everest shall not become an Acquiring Person unless and until Everest shall acquire beneficial ownership of additional shares of the Company’s common stock such that it becomes the beneficial owner of the percentage of the Company’s common stock that is greater (by more than one percent of the outstanding shares of the Company’s common stock) than (A) the percentage of the shares of Company common stock outstanding as to which Everest shall have beneficial ownership as of immediately after the consummation of the transactions contemplated by the Purchase Agreement, including the issuer tender offer described in Item 8.01 below or (y) such lesser percentage as to which Everest has beneficial ownership following any transfer of the Company’s securities by Everest after the Everest Closing Date; provided, however, that such provisions shall pertain only until the first time, following the Everest Closing Date, as Everest has beneficial ownership of less than 9% of the shares of the Company’s common stock then outstanding. The Rights Agreement Amendment also amends the Rights Agreement with respect to Everest and FMR LLC and any other person that beneficially owned between 10% and 20% of the shares of the Company’s common stock outstanding on January 3, 2014 to clarify the scope of the definition of “Acquiring Person” as it applies to such persons in the event that the Company purchases shares of the Company’s common stock, whether through an issuer tender offer or otherwise.

A copy of the Rights Agreement as originally executed is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on September 7, 2007, and is incorporated herein by reference. A copy of Amendment No. 1 to the Rights Agreement is attached as Exhibit 4.1 to the Current Report on Form 8-K filed by the Company on January 3, 2014, and is incorporated herein by reference. The foregoing summary of the Rights Agreement Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Rights Agreement Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 14, 2014, the Company issued a press release announcing, among other things, the Transaction. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 14, 2014, the Company provided supplemental information regarding the Transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01, including the information set forth on Exhibits 99.1 and 99.2 hereto, is being furnished in accordance with General Instruction B.2 of Form 8-K. Such information, including the press release and the investor presentation referenced above, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

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Item 8.01 Other Events.

In connection with the Transaction, on February 14, 2014, the Company announced its intention to commence a tender offer to purchase up to 4,615,384 shares of the Company’s common stock at a purchase price per share of $65.00, less any applicable withholding taxes and without interest. The tender offer will be conditioned on, among other things, the consummation of the Transaction.

The issuer tender offer referred to in this Current Report on Form 8-K, the press releases and the investor presentation has not yet commenced, and none of this Current Report on Form 8-K, the press releases or the investor presentation are an offer to purchase or a solicitation of an offer to sell securities. If and when the tender offer is commenced, the Company will file with the Securities and Exchange Commission (the “SEC”) a tender offer statement. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, LETTER OF TRANSMITTAL AND RELATED TENDER OFFER DOCUMENTS) CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain free copies of the tender offer statement and other documents (when available) filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. In addition, the tender offer statement may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations Department, Jos. A. Bank Clothiers, Inc., 500 Hanover Pike, Hampstead, MD 21074, 410.239.5900.

Item 9.01 Exhibits.

(d)	Exhibits

Exhibit
Number	Description
2.1	Membership Interest Purchase Agreement, dated as of February 13, 2014, by and among Everest Topco LLC, Everest Holdings LLC and the Company*
4.1	Amendment No. 2 to Rights Agreement, dated as of February 13, 2014, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent
10.1	Standstill and Stockholder Agreement, dated as of February 13, 2014, by and between the Company and Everest Topco LLC*
99.1	Press release regarding the Transaction issued by the Company on February 14, 2014
99.2	Investor Presentation, dated February 14, 2014
99.3	Press release regarding Company earnings update issued by the Company on February 14, 2014

* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Jos. A. Bank Clothiers, Inc.

By:	/s/ Charles D. Frazer
Name:	Charles D. Frazer
Title:	Senior Vice President – General Counsel

Date: February 14, 2014

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EXHIBIT INDEX

Exhibit
Number	Description
2.1	Membership Interest Purchase Agreement, dated as of February 13, 2014, by and among Everest Topco LLC, Everest Holdings LLC and the Company*
4.1	Amendment No. 2 to Rights Agreement, dated as of February 13, 2014, by and between the Company and Continental Stock Transfer & Trust Company, as rights agent
10.1	Standstill and Stockholder Agreement, dated as of February 13, 2014, by and between the Company and Everest Topco LLC*
99.1	Press release regarding the Transaction issued by the Company on February 14, 2014
99.2	Investor Presentation, dated February 14, 2014
99.3	Press release regarding Company earnings update issued by the Company on February 14, 2014

* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

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